FORM  8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


                  Date of Report:  June 21, 1996
                                    ----------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
          (Exact name of registrant as specified in its charter)


Delaware               1-8198                  36-3121988
- ---------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)

 2700 Sanders Road, Prospect Heights, Illinois         60070
 -----------------------------------------------------------
(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code 847/564-5000
                                                   ------------




Item 5.  Other Events

         Set forth in the Exhibit hereto is supplementary financial information for Household International, Inc. as of and for the years ended December 31, 1995 and 1994, and as of March 31, 1996 and 1995.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

         (a)   Financial statements of business acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not Applicable.

         (c) Exhibits.

               No.      Exhibit
               ---      -------

               99       Supplementary financial information for
                        Household International, Inc. as of and for the years ended December 31, 1995 and 1994, and as of March 31, 1996 and 1995.

                                 SIGNATURE

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      HOUSEHOLD INTERNATIONAL, INC.
                                      -----------------------------
                                             (Registrant)

                                      By:  /s/ John W. Blenke
                                          -------------------
                                          John W. Blenke
                                          Assistant Secretary


Dated:   June 21, 1996
         -------------



u:\law\edgar\62196.8k


                               Exhibit Index
                               -------------



Exhibit
 No.           Exhibit
- -------        -------

99             Supplementary financial information for Household
               International, Inc. as of and for the years ended
               December 31, 1995 and 1994, and as of March 31, 1996 and 1995.